DIREXION SHARES ETF TRUST

Direxion Daily Russia Bull 3X Shares
Direxion Daily Russia Bear 3X Shares
(collectively, the “Funds”)

Supplement dated May 24, 2011 to the
Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2011, as supplemented May 23, 2011

Effective immediately, the investment objectives of the Funds are revised to reflect a benchmark index of DAX Global Russia + Index.  All references to the DAX Global Russia Index should be replaced with the DAX Global Russia + Index.  Additionally, the third paragraph of the Principal Investment Strategies disclosure for each Fund is deleted in its entirety and replaced with the following:

The Index is an index comprised of the most liquid Russian ADRs/GDRs and local shares, screening for high liquidity only, and capping the number of securities at 45.  Selection is based on average daily trading volume only, with the minimum requirement for inclusion in the Index being daily trading volume of $1 million USD.  Weighting of the Index is assigned based on market capitalization and reviewed and changed quarterly.  The Index uses a highly transparent and understandable index concept to access the Russian market via easily replicable index underlying securities.  Diversified with a historical bias towards the Energy sector, the Index is a broad index portfolio that reflects the Russian economy while still showing the dominance of the Energy sector.

For more information, please contact the Funds at (800) 851-0511.

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Please retain a copy of this Supplement with your Prospectus and SAI